                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     December 8, 1998
                                                      ---------------------




                        QUICKTURN DESIGN SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-22738               77-0159619
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(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)       Identification Number)



55 W. TRIMBLE ROAD SAN JOSE, CA                                     95131
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:      (408) 914-6000
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                                      N/A
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         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS.
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     On December 16, 1998, Quickturn Design Systems, Inc. ("Quickturn"), Cadence
Design Systems, Inc. ("Cadence"), and CDSI Acquisition, Inc. entered into an Amendment No.1 to the Agreement and Plan of Merger (the "Merger Agreement") dated as of December 8, 1998 to correct a typographical error.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------


     (c)  Exhibits
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          2.1    Amendment No. 1 dated as of December 16, 1998 to Agreement and
                 Plan of Merger, dated as of December 8, 1998, by and among Quickturn Design Systems, Inc., Cadence Design Systems, Inc. and CDSI Acquisition, Inc.

                                      -2-
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 21, 1998               QUICKTURN DESIGN SYSTEMS, INC.


                                       /s/ RAYMOND K. OSTBY
                                       -----------------------------------
                                       Raymond K. Ostby
                                       Vice President, Finance and
                                         Administration, Chief Financial
                                         Officer and Secretary

                                      -3-
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                               INDEX TO EXHIBITS
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  Exhibit
  Number            Description of Document
  ------            -----------------------


   2.1 Amendment No. 1 dated as of December 16, 1998 to Agreement and Plan of Merger, dated as of December 8, 1998, by and among Quickturn Design Systems, Inc., Cadence Design Systems, Inc. and CDSI Acquisition, Inc.